UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549



                                FORM 8-K/A

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                           June 5, 2006
            ------------------------------------------------
            Date of Report (Date of earliest event reported)

                                Con-way Inc.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

         Delaware               1-5046              94-1444798
         ----------             ------              ----------
        (State or other        (Commission         (IRS Employer
        jurisdiction of        File Number)        Identification
        incorporation or                              Number)
         organization)

       2855 Campus Drive, Suite 300, San Mateo, California 94403
      -----------------------------------------------------------
                (Address of principal executive offices)
                               (zip code)

          Registrant's telephone number, including area code:
                             (650) 378-5200



-----------------------------------------------------------------------
     (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





EXPLANATORY NOTE

This Form 8-K/A is being filed in order to correct an error in the transmission of the Report on Form 8-K of Con-way Inc. originally filed on June 5, 2006, whereby the cover page and signature block were not properly included with the report. It is intended to amend and replace the aforementioned 8-K filing in its entirety.


Item 2.05  Costs Associated with Exit or Disposal Activities

Con-way Global Solutions, Inc., ("CGS"), a wholly-owned subsidiary of Con-way Inc. (the "Company"), operated an air freight forwarding business under the name "Con-way Forwarding." After reviewing the competitive position and prospects of CGS, on June 2, 2006 the Board of Directors of CGS authorized management to discontinue CGS's operations, effective immediately. On that date, CGS notified substantially all of its approximately 115 employees that their employment was terminated effective immediately. A small number of employees were retained in order to oversee the wind-down of CGS's affairs.

The Company expects to take a charge of approximately $8 million in connection with CGS's discontinuation of operations, reflecting primarily the write-off of certain non-transferable assets, severance costs and lease loss.

A copy of the Company's press release announcing the discontinuation of operations is attached hereto as Exhibit 99.





ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits


     Exhibit No.         Description
     -----------         ----------------------------------------
     99                  Press Release date June 5, 2006



                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Con-way Inc.
                        ------------
                        (Registrant)

June 5, 2006         /s/ Jennifer W. Pileggi
                        --------------------------
                        Jennifer W. Pileggi
                        Senior Vice President,
                        General Counsel & Secretary